UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(510) 521-3390

Registrant’s telephone number, including area code

BioTime, Inc.

1010 Atlantic Avenue, Suite 102

Alameda, CA 94501

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2019, BioTime, Inc. (the “Company”) amended Article I of its Restated Articles of Incorporation to change its name from “BioTime, Inc.” to “Lineage Cell Therapeutics, Inc.” The amendment and name change were completed through a merger of the Company’s wholly owned subsidiary, Lineage Cell Therapeutics, Inc., with and into the Company pursuant to Section 1110(d) of the California Corporations Code (the “Code”).

Effective August 9, 2019, the Company amended and restated its bylaws to: (1) reflect its new name; (2) reflect developments in the Code, including to clarify and expressly provide that shareholder meetings may be conducted in whole or in part by electronic transmission or by electronic video screen communication as permitted by the Code; (3) include the chief executive officer position in certain provisions to reflect the Company’s current organizational structure; (4) reflect the voting standard in the Code for matters submitted to shareholders, other than the election of directors; and (5) make additional non-substantive, conforming and technical changes. The foregoing description is only a summary of the changes made to the Company’s bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached as an exhibit to this report and incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Company’s name change, effective as of August 12, 2019, the Company’s common shares began trading on the NYSE American under the ticker symbol “LCTX” and was assigned a new CUSIP number of 53566P109. Certificates representing the Company’s outstanding common shares continue to be valid and do not need to be exchanged.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Ownership
3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: August 12, 2019	By:	/s/ Brian M. Culley
	Name:	Brian M. Culley
	Title:	Chief Executive Officer